LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 0 9

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Stockholder,

We are pleased to present this first quarter report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended March 31, 2009. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

In the first quarter of 2009, the Fund’s Net Asset Value (“NAV”) performance lagged its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”), in a period of global market weakness. However, we are pleased with LGI’s favorable relative NAV performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2009)

For the first quarter of 2009, the Fund’s NAV decreased 13.5%, underperforming the Index loss of 11.9%. However, the Fund’s one-year NAV return (ended March 31, 2009) of -39.4% outperformed the Index decline of 42.6%. The Fund’s since inception annualized NAV decline of 1.5% has also outpaced the Index, which declined by 3.7% over the same period. Shares of LGI ended the first quarter of 2009 with a market price of $9.53, representing a 22.5% discount to the Fund’s NAV of $12.30.

The Fund’s net assets were $118.2 million as of March 31, 2009, with total leveraged assets of $132.6 million, representing a 10.9% leverage rate. We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable relative performance since inception. Within the global equity portfolio, stock selection in the pharmaceuticals segment of the health care sector and within Switzerland, Japan, and the U.S. helped relative performance during the quarter, while an underweight exposure to the materials sector and stock selection within utilities and within the U.K. detracted from performance. The smaller, short-duration1 emerging market currency and debt portion of the Fund has produced only a moderate negative performance during the quarter (down approximately 1.7%) despite a challenging global market environment. This portfolio has been a positive contributor to performance for the Fund since inception.

As of March 31, 2009, 88.6% of the Fund’s total leveraged assets consisted of global equities and 10.3% consisted of emerging market currency and debt instruments, while the remaining 1.1% consisted of cash and other net assets.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors, in March, authorized the declaration of a monthly dividend distribution of $0.07594 per share on the Fund’s outstanding common stock. The new distribution rate is a reduction from the Fund’s prior monthly dividend distribution of $0.1042 per share. The prior annualized dividend distribution amount, which had not changed since it was originally established in June 2004, equaled 6.25% of the Fund’s initial offering price of $20.00 per share. The new annualized dividend distribution amount equals 6.25% of the Fund’s net asset value per share as of December 31, 2008, which was $14.58. The reduction is the result of extraordinary market conditions and volatility that produced lower asset values, which in turn resulted in lower net assets of the Fund, reduced net investment income and a reduction in the amount of leverage used by the Fund. The current distribution yield is 9.6%, based on the annualized current distribution and the share price of $9.53 at the close of NYSE trading on March 31, 2009.

The Fund has filed an application for an exemptive order with the Securities and Exchange Commission seeking an order that would allow the Fund to implement a managed distribution policy, pursuant to which it could make multiple long-term capital gain distributions. If the Fund receives the requested relief, the Fund, subject to the determination of the Board of Directors, may implement a managed distribution policy.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(88.6% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mellon, a U.S. based company that provides financial products and services for institutions and individuals worldwide; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2009, 45.3% of these stocks were based in North America, 26.3% were based in Continental Europe (not including the United Kingdom), 18.4% were from the United Kingdom, 6.9% were from Japan, and 3.1% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2009, were health care (19.5%), a sector that encompasses industries involved in providing health care equipment, services, and technology, and information technology (18.3%), which includes software, technology hardware, semiconductors, and services companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, financials, industrials, materials, telecommunication services, and utilities. The average dividend yield on the securities held in the global equity portfolio was approximately 3.7% as of March 31, 2009.

Global Equity Markets Review
Global equity markets fell sharply in January and February before staging a big recovery in March. The rally was based on the hope that government intervention, through quantitative easing and various asset protection plans, would stave off the threat of deflation and provide a market for the illiquid assets sitting on bank balance sheets. Despite this broad-based and unprecedented action, macroeconomic conditions continued to deteriorate, leading to huge volatility as equity values fluctuated with perceived risk premiums. Sector leadership was interesting during the quarter, as the economically sensitive materials and information technology sectors were among the best performers. The materials sector benefited from a rebound in commodity prices due to the hope of reflation, despite continued data indicating weak demand. The information technology sector benefited from early indications of improved order numbers in the electronics supply chain, and overall higher-quality balance sheets of companies in the sector. In contrast, financials was the weakest sector, although it bounced back strongly in March. Historically defensive sectors, such as utilities and telecom services, underperformed in the first quarter, indicating that there has been a degree of sector rotation this year. The quarter also witnessed a rebound in emerging markets stocks, which had been hard hit in the second half of 2008.

What Helped and What Hurt LGI
Overweight positioning in information technology companies contributed positively to relative performance in the first quarter. Furthermore, stock selection in the pharmaceuticals segment of the health care sector helped relative performance during the quarter, with Bristol-Myers Squibb and Roche adding value. Stock selection within Switzerland, Japan, and the United States also helped relative returns.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Conversely, our underweight position in the materials sector proved to be a drag on the Fund, given the sector’s strong performance. We have not changed our positioning here, as we do not believe the fundamentals for commodities are reflected in the share prices of the companies within the sector—inventories are high, demand is weak, and companies are not pricing in a return to marginal costs. Our stock selection in the utilities sector also detracted from performance, driven by the exposure to GDF Suez, which underperformed due to falling European power prices and the market’s aversion to even modest gearing levels. Stock selection within the United Kingdom detracted from returns as well.

Emerging Market Currency and Debt Portfolio
(10.3% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2009, this portfolio consisted of emerging market currency forwards, local currency government bonds, and currency/interest rate-linked notes. The average duration of the emerging market currency and debt portfolio rose from approximately 2.5 years to approximately 3.7 years during the quarter, with an average yield on these instruments of 12.4%2 as of quarter end.

Emerging Market Currency and Debt Market Review
During the first quarter it became clear that the financial crisis that paralyzed credit and interbank markets during the fourth quarter of 2008, and sparked extraordinary U.S. dollar demand due to global de-leveraging, had clearly evolved into a severe global recession. Monetary policy globally tilted towards the unorthodox, as we saw everything from quantitative easing in developed market central banks to Swiss intervention against foreign currency exchange (“FX”) strength. By engaging in quantitative easing, the U.S. Federal Reserve Bank (the “Fed”) has committed to buy or lend against everything from corporate debt to mortgages, consumer loans and government debt, after a zero Fed Funds rate failed to end the credit crunch.

In emerging markets, the worst of the financial crisis that accompanied and, in many ways, overwhelmed the impact of the global recession, seemed to be winding down in the first quarter. Emerging market countries possessing credible policy tools to manage through this crisis, or closed economies with low reliance on exports, have seen their local currency and debt markets rebound strongly during the first quarter of 2009. Furthermore, steps such as the Fed’s establishment of U.S. dollar swap lines with select emerging market central banks (South Korea, Singapore, Mexico and Brazil) seemed to alleviate earlier extreme dollar scarcity which had resulted in heavy local currency selling pressures. The People’s Bank of China has complemented these measures by setting up similar swap lines for its currency, the renminbi, with several of its trading partners. Several factors that led to massive flight into the U.S. dollar have diminished, as the worst of the de-leveraging by hedge funds seems to be over and a lot of the hot money positioned in risk appetite markets has left. It appears that country-specific fundamentals, domestic fiscal and/or monetary policy response, and rapid evolution of valuation metrics, such as current account adjustments, domestic money market risk premia/yields, as well as the nature of each country’s stress, seems to have finally begun to play a role in differentiating local market performance. This is good news, as we have begun to see increasing evidence of differentiation amongst our 56 emerging country universe, which indicates that fundamentally-driven asset allocation may begin to perform once again in the coming months, despite the worsening G-3 downturn and continued stress in private credit markets.

What Helped and What Hurt LGI
Reduced net exposure and hedged currency exposure in several markets dampened overall volatility of the currency and debt portfolio, while allowing it to participate in the upside. Security selection moved away from inter-bank forwards in favor of local currency government bond holdings. We also extended duration exposure following many central banks’ abrupt change in monetary policy from combating inflation to stimulating growth.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

This led to gains from yield curve rallies and proved particularly beneficial during the first quarter in Brazil, Poland, Israel, Turkey, Colombia, Mexico, and Peru, yet detracted in Hungary. The Fund was also able to tactically take advantage of market dislocations and volatility utilizing country, currency and security selection.

Latin American positions were the portfolio’s top performers during the first quarter, in particular within Brazil. The Brazilian real recovered from its 50% decline versus the U.S. dollar last year, following the anticipated economic growth support provided by the central bank in January and was further enabled by resurgent commodity prices and rebounding global market risk sentiment. Mexican currency and government debt positions also contributed to relative performance and positions in Chile benefited when policymakers enacted countercyclical measures to support economic growth.

In the Middle East, Israeli and Turkish positions contributed to relative performance during the quarter. These markets benefited from duration exposure, mostly FX hedged, in both nominal and inflation-linked securities. Exposure to Africa was reduced significantly during the quarter, which detracted from performance on foreign capital exodus, donor reliance, and commodity price sensitivity. Despite the portfolio’s light exposure in only two European markets, the Polish zloty’s rapid January-through-February depreciation and the Hungarian government bond weakness (mostly FX-hedged) detracted from performance. Polish exposure was predicated on the economy’s domestic demand growth engine and limited reliance on exports relative to its neighbors. This exposure was hurt by off-balance-sheet derivative losses of several Polish corporations, which fueled aggressive euro demand (i.e., zloty selling), as well as the speculative use of zloty as a liquid and cheap proxy hedge for the European region’s woes. The downside was exacerbated due to choppy, illiquid trading conditions. By March, the zloty stabilized and began to rebound. Elsewhere in the region, we avoided losses in the Czech Republic and Romania.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

LGI at Market Value	$7,158
LGI at Net Asset Value	9,272
MSCI World Index	8,319

Average Annual Total Returns*
Periods Ended March 31, 2009
(unaudited)

	One Year	Since Inception**

Market Price	(45.03)%	(6.56)%
Net Asset Value	(39.44)	(1.52)
MSCI World Index	(42.58)	(3.67)

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings March 31, 2009 (unaudited)

Security	Value	Percentage of Net Assets

Microsoft Corp.	$5,995,968	5.1%
International Business Machines Corp.	5,687,443	4.8
Johnson & Johnson	5,486,180	4.6
Exxon Mobil Corp.	4,794,240	4.1
Diageo PLC Sponsored ADR	4,524,225	3.8
JPMorgan Chase & Co.	3,957,656	3.4
The Home Depot, Inc.	3,899,180	3.3
BP PLC Sponsored ADR	3,893,710	3.3
Wyeth	3,826,256	3.2
Cisco Systems, Inc.	3,696,108	3.1

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
March 31, 2009 (unaudited)

Description	Shares	Value

Common Stocks—99.4%
Finland—1.9%
Nokia Corp. Sponsored ADR	192,800	$2,249,976

France—7.8%
GDF Suez Sponsored ADR	75,981	2,594,751
Sanofi-Aventis ADR	105,200	2,938,236
Societe Generale Sponsored ADR	72,000	563,040
Total SA Sponsored ADR	64,000	3,139,840

Total France		9,235,867

Ireland—1.8%
CRH PLC Sponsored ADR	98,300	2,137,042

Italy—1.2%
Eni SpA Sponsored ADR	36,350	1,392,932

Japan—6.9%
Canon, Inc. Sponsored ADR	44,700	1,297,641
Hoya Corp. Sponsored ADR	73,500	1,448,685
Mitsubishi UFJ Financial Group, Inc. ADR	528,000	2,597,760
Nomura Holdings, Inc. ADR	332,600	1,672,978
Sumitomo Mitsui Financial Group, Inc. ADR	321,200	1,117,776

Total Japan		8,134,840

Netherlands—2.7%
Heineken NV ADR	225,600	3,192,240

Singapore—3.1%
Singapore Telecommunications, Ltd. ADR	217,400	3,619,710

Sweden—0.8%
Telefonaktiebolaget LM Ericsson Sponsored ADR	123,800	1,001,542

Switzerland—11.7%
Credit Suisse Group AG Sponsored ADR	73,400	2,237,966
Nestle SA Sponsored ADR	86,000	2,885,300
Novartis AG ADR	78,900	2,984,787
Roche Holding AG Sponsored ADR	92,400	3,178,560
UBS AG (a)	107,587	1,014,545
Zurich Financial Services AG ADR	92,500	1,465,200

Total Switzerland		13,766,358

United Kingdom—18.3%
BP PLC Sponsored ADR	97,100	3,893,710
Cadbury PLC Sponsored ADR	72,128	2,185,479
Diageo PLC Sponsored ADR (c)	101,100	4,524,225
GlaxoSmithKline PLC Sponsored ADR	80,200	2,491,814
HSBC Holdings PLC Sponsored ADR	108,091	3,050,328
Tesco PLC Sponsored ADR	153,200	2,178,504
Vodafone Group PLC Sponsored ADR	191,712	3,339,623

Total United Kingdom		21,663,683

United States—43.2%
Bank of New York Mellon Corp.	103,600	2,926,700
Bristol-Myers Squibb Co.	92,600	2,029,792
Cisco Systems, Inc. (a)	220,400	3,696,108
ConocoPhillips	32,900	1,288,364
Exxon Mobil Corp.	70,400	4,794,240
General Electric Co.	116,300	1,175,793
International Business Machines Corp.	58,700	5,687,443
Johnson & Johnson (c)	104,300	5,486,180
JPMorgan Chase & Co. (c)	148,896	3,957,656
Microsoft Corp.	326,400	5,995,968
Oracle Corp.	184,300	3,330,301
The Home Depot, Inc.	165,500	3,899,180
United Technologies Corp.	68,900	2,961,322
Wyeth	88,900	3,826,256

Total United States		51,055,303

Total Common Stocks
(Identified cost $163,417,218)		117,449,493

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2009 (unaudited)

	Principal

	Amount

Description	(000) (d)	Value

Foreign Government
Obligations—16.2%
Brazil—3.6%
Brazil NTN-B,
6.00%, 08/10/15	154	$1,208,341
Brazil NTN-F:
10.00%, 07/01/10	2,641	1,138,048
10.00%, 01/01/12	4,500	1,940,582

Total Brazil		4,286,971

Ghana—0.3%
Ghanaian Government Bonds:
13.50%, 03/29/10	420	251,810
14.00%, 03/07/11	310	161,112

Total Ghana		412,922

Hungary—2.5%
Hungarian Government Bonds:
6.00%, 10/12/11	81,400	301,686
7.25%, 06/12/12	451,400	1,667,920
5.50%, 02/12/14	87,700	280,219
6.75%, 02/24/17	233,760	732,360

Total Hungary		2,982,185

Israel—1.5%
Israel Government Bonds:
5.00%, 03/31/13	4,492	1,161,564
6.00%, 02/28/19	2,143	572,300

Total Israel		1,733,864

Mexico—2.6%
Mexican Bonos:
9.00%, 12/20/12	13,145	991,837
8.00%, 12/17/15	11,500	829,559
7.75%, 12/14/17	17,000	1,195,341

Total Mexico		3,016,737

Poland—2.6%
Polish Government Bonds:
6.00%, 05/24/09	5,496	1,584,108
0.00%, 07/25/11	3,642	922,522
4.75%, 04/25/12	1,872	520,193

Total Poland		3,026,823

Turkey—2.8%
Turkish Government Bonds:
14.00%, 01/19/11	3,375	2,013,532
10.00%, 02/15/12	2,365	1,323,696

Total Turkey		3,337,228

Uganda—0.3%
Uganda Government Bond,
10.00%, 04/01/10	676,000	297,600

Total Foreign Government
Obligations
(Identified cost $21,888,640)		19,094,330

Structured Notes—2.5%

Brazil—0.9%
Citigroup Funding, Inc. Brazil Inflation-Indexed Currency and Credit Linked Unsecured Notes NTN-B, 6.00%, 05/18/09 (e)	927	1,085,370

Colombia—1.6%
JPMorgan Chase & Co. Colombian
Peso Linked Notes:
12.55%, 11/14/10 (e)	1,200	880,920
13.99%, 03/05/15 (e)	1,638	1,018,509

Total Colombia		1,899,429

Total Structured Notes
(Identified cost $3,765,335)		2,984,799

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2009 (unaudited)

	Principal

	Amount

Description	(000) (d)	Value

Supranationals—0.4%
Zambia—0.4%
European Investment Bank,
12.25%, 02/26/10
(Identified cost $831,914)	3,050,000	$503,620

Description	Shares	Value

Short-Term Investment—1.4%
SSGA U.S. Treasury Money Market
Fund, 0.00%
(Identified cost $1,710,611) (f)	1,710,611	$1,710,611

Total Investments—119.9%
(Identified cost $191,613,718) (b)		$141,742,853
Liabilities in Excess of Cash and
Other Assets—(19.9)%		(23,571,881)

Net Assets—100.0%		$118,170,972

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2009 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2009:

			U.S. $ Cost	U.S. $

Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized

Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	04/02/09	1,806,900	$775,494	$778,920	$3,426	$—
BRL	05/05/09	623,560	262,000	266,762	4,762	—
CNY	06/24/09	13,508,603	2,094,000	1,977,727	—	116,273
CNY	09/08/09	2,953,900	436,000	433,114	—	2,886
COP	04/13/09	1,026,245,000	397,000	403,382	6,382	—
EUR	04/14/09	641,000	812,371	851,609	39,238	—
EUR	04/14/09	309,000	399,058	410,526	11,468	—
EUR	04/20/09	408,316	544,000	542,466	—	1,534
EUR	07/13/09	1,063,500	1,459,813	1,413,247	—	46,566
EUR	12/17/09	929,000	1,253,407	1,235,758	—	17,649
GHC	04/03/09	473,979	334,967	334,901	—	66
GHC	09/22/09	420,000	285,036	261,219	—	23,817
GHC	12/21/09	757,000	491,878	443,651	—	48,227
GHC	01/15/10	193,000	122,735	111,332	—	11,403
IDR	05/19/09	6,771,330,000	558,000	578,789	20,789	—
IDR	06/19/09	8,392,200,000	710,000	711,188	1,188	—
ILS	04/02/09	1,932,888	466,881	458,084	—	8,797
ILS	04/10/09	9,269,295	2,213,827	2,196,868	—	16,959
INR	04/13/09	38,721,980	781,000	762,536	—	18,464
INR	04/27/09	24,632,460	487,000	484,209	—	2,791
INR	05/26/09	55,426,500	1,090,000	1,086,155	—	3,845
INR	06/12/09	32,698,380	618,000	639,751	21,751	—
MXN	05/04/09	1,937,000	136,049	135,925	—	124
PEN	05/27/09	3,731,000	1,180,136	1,174,657	—	5,479
PEN	06/30/09	1,494,000	471,070	468,795	—	2,275
PEN	09/28/09	1,255,000	392,801	390,922	—	1,879
PLN	04/09/09	1,295,003	342,884	372,166	29,282	—
PLN	05/04/09	512,028	143,061	146,949	3,888	—
RUB	04/21/09	23,117,490	601,705	677,249	75,544	—
TRY	06/23/09	3,781,700	2,656,808	2,228,057	—	428,751
UGX	04/02/09	980,873,000	564,801	465,594	—	99,207
UGX	04/03/09	627,082,500	363,000	297,538	—	65,462
UGX	05/26/09	518,823,500	247,000	241,068	—	5,932
ZMK	01/11/10	699,665,000	124,717	108,977	—	15,740

Total Forward Currency Purchase Contracts			$23,816,499	$23,090,091	$217,718	$944,126

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2009 (unaudited)

Forward Currency Sale Contracts open at March 31, 2009:

			U.S. $ Cost	U.S. $

Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized

Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	04/02/09	1,806,900	$760,000	$778,920	$—	$18,920
BRL	05/04/09	1,198,000	510,156	512,645	—	2,489
BRL	05/05/09	5,167,738	2,099,000	2,210,786	—	111,786
CNY	06/24/09	1,088,875	155,000	159,417	—	4,417
COP	04/13/09	368,942,000	146,000	145,018	982	—
COP	05/27/09	3,293,053,000	1,243,600	1,285,037	—	41,437
COP	08/26/09	1,363,980,000	508,000	526,085	—	18,085
COP	11/27/09	1,381,760,000	508,000	527,348	—	19,348
EUR	04/09/09	273,000	342,884	362,702	—	19,818
EUR	04/20/09	2,592,000	3,372,775	3,443,585	—	70,810
EUR	04/27/09	2,592,000	3,361,461	3,443,529	—	82,068
EUR	05/04/09	108,000	143,061	143,478	—	417
GHC	04/03/09	473,979	330,000	334,901	—	4,901
GHC	04/27/09	346,000	237,311	240,024	—	2,713
GHC	05/04/09	269,000	186,288	186,288	—	—
HUF	04/14/09	196,690,850	812,371	846,277	—	33,906
HUF	04/14/09	91,939,860	399,058	395,578	3,480	—
HUF	07/13/09	298,949,850	1,459,813	1,261,372	198,441	—
IDR	05/19/09	6,503,960,000	554,000	555,935	—	1,935
ILS	04/02/09	1,932,888	461,640	458,084	3,556	—
ILS	04/10/09	4,537,977	1,070,000	1,075,522	—	5,522
ILS	04/10/09	2,384,733	569,720	565,193	4,527	—
ILS	04/10/09	2,346,585	568,814	556,152	12,662	—
ILS	05/11/09	7,502,746	1,792,000	1,778,469	13,531	—
MXN	05/04/09	10,290,322	727,000	722,102	4,898	—
MXN	06/19/09	14,737,000	1,028,115	1,026,291	1,824	—
PEN	05/11/09	4,740,390	1,455,000	1,495,150	—	40,150
PEN	05/26/09	1,592,210	483,000	501,343	—	18,343
PLN	12/17/09	4,259,001	1,253,407	1,220,064	33,343	—
PLN	09/09/09	2,288,410	607,941	655,578	—	47,637
RUB	04/21/09	23,117,490	627,000	677,249	—	50,249
TRY	04/13/09	2,757,316	1,599,000	1,653,030	—	54,030
TRY	04/17/09	1,083,538	649,000	648,903	97	—
TRY	05/13/09	1,493,250	905,000	888,387	16,613	—
TRY	06/23/09	630,700	371,000	371,588	—	588
TRY	06/23/09	3,611,274	2,139,000	2,127,646	11,354	—
UGX	04/02/09	980,873,000	462,676	465,594	—	2,918

Total Forward Currency Sale Contracts			$33,898,091	$34,245,270	305,308	652,487

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$523,026	$1,596,613

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2009 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $191,613,718, aggregate gross unrealized appreciation was $4,943,756, aggregate gross unrealized depreciation was $54,814,621, and the net unrealized depreciation was $49,870,865.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At March 31, 2009, these securities amounted to 2.5% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of March 31, 2009.

(f)	Rate shown reflects 7 day yield as of March 31, 2009.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F

Currency Abbreviations:
BRL	—	Brazilian Real	INR	—	Indian Rupee
CNY	—	Chinese Renminbi	MXN	—	Mexican New Peso
COP	—	Colombian Peso	PEN	—	Peruvian New Sol
EUR	—	Euro	PLN	—	Polish Zloty
GHC	—	Ghanaian Cedi	RUB	—	Russian Ruble
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	UGX	—	Ugandan Shilling
ILS	—	Israeli Shekel	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco	6.5%
Banking	13.9
Computer Software	7.9
Drugs	14.8
Energy Integrated	12.3
Financial Services	2.3
Food & Beverages	4.3
Gas Utilities	2.2
Housing	1.8
Insurance	1.2
Manufacturing	3.5
Medical Products	4.7
Retail	5.1
Semiconductors & Components	2.3
Technology Hardware	10.7
Telecommunications	5.9

Subtotal	99.4
Foreign Government Obligations	16.2
Structured Notes	2.5
Supranationals	0.4
Short-Term Investment	1.4

Total Investments	119.9%

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2009 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable, such securities will be value at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2009 (unaudited)

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2009:

Level	Investments in Securities	Other Financial Instruments*

Level 1	$117,449,493	$—
Level 2	18,153,837	(1,073,587)
Level 3	6,139,523	—

Total	$141,742,853	$(1,073,587)

*	Other financial instruments are derivative instruments such as forward contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities

Balance as of 12/31/08	$9,362,727
Accrued discounts/premiums	13,283
Realized gain (loss)	(505,713)
Change in unrealized appreciation/ depreciation	160,292
Net purchases (sales)	(2,891,066)
Net transfers in and/or out of Level 3	—

Balance as of 3/31/09	$6,139,523

Net change in unrealized appreciation/depreciation from investments still held as of 3/31/09	$160,292

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2012
Independent Directors:

Leon M. Pollack (68)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (61)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director:

Charles Carroll (48)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2010
Independent Directors:

Kenneth S. Davidson (64)	Director

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (41 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (78)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2011
Independent Director:

Richard Reiss, Jr. (65)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director:

Ashish Bhutani (49)	Director	Chief Executive Officer of the Investment Manager

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers(2):

Nathan A. Paul (36)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer and Assistant Secretary	Director and Chief Compliance Officer of the Investment Manager

Cesar A. Trelles (34)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004

Tamar Goldstein (34)	Assistant Secretary	Vice President of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles Carroll, President, listed above.

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Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc. P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Common Stock of Lazard Global Total Return & Income Fund, Inc.